Investments in Debt Securities - Summary of Available-for-Sale Debt Securities by Contractual Maturity (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Cost Basis
Due in one year or less	$ 0	$ 17,230
Total available-for-sale securities	0	17,230
Fair Value
Due in one year or less	0	17,398
Total available-for-sale securities	$ 0	$ 17,398